SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Nationwide Variable Insurance Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATIONWIDE VARIABLE INSURANCE TRUST

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

800-848-0920

NVIT FLEXIBLE FIXED INCOME FUND

NVIT FLEXIBLE MODERATE GROWTH FUND

LAZARD NVIT FLEXIBLE OPPORTUNISTIC STRATEGIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on: April 7, 2017

To the shareholders of the NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, and Lazard NVIT Flexible Opportunistic Strategies Fund (each a “Fund” and collectively, the “Funds”), each a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Funds, which will be held on April 7, 2017, at 10:00 A.M., Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215, for the following purposes:

1.	To approve the liquidation of the assets and dissolution of the NVIT Flexible Fixed Income Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust;

2.	To approve the liquidation of the assets and dissolution of the NVIT Flexible Moderate Growth Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust;

3.	To approve the liquidation of the assets and dissolution of the Lazard NVIT Flexible Opportunistic Strategies Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust; and

4.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

A copy of the form of the Plan of Liquidation and Dissolution, which more completely describes the transaction proposed, is attached as Exhibit A to the Proxy Statement.

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Shareholders of record of each Fund as of the regular close of business of the New York Stock Exchange on January 31, 2017, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of each Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the proposal applicable to such Fund.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life. As the owner of the assets held in the separate accounts, Nationwide Life is a shareholder of the Funds and is entitled to vote its shares of each Fund. However, Nationwide Life will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.

By Order of the Board of Trustees of the Trust,

/s/Eric E. Miller,

Secretary

March 3, 2017

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed

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envelope, which requires no postage if mailed in the United States, or vote by telephone or over the internet by following the instructions provided on the Proxy Card (or voting instruction form). Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

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NATIONWIDE VARIABLE INSURANCE TRUST

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

800-848-0920

PROXY MATERIALS

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

Enclosed is a Notice, Proxy Statement, and Proxy Card(s)/voting instruction form(s) for a Special Meeting of Shareholders (the “Meeting”) of each of the NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, and Lazard NVIT Flexible Opportunistic Strategies Fund (each a “Fund” and collectively, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”). The Meeting will be held on April 7, 2017, at 10:00 A.M, Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215.

The purpose of the Meeting is to vote on an important proposal (each a “Proposal” and collectively, the “Proposals”) that affects your Fund and your investment in that Fund. As a shareholder of a Fund, you have the opportunity to voice your opinion on the matters that affect the Fund. This package contains information about the Proposals and the materials to use when voting by mail, by telephone or through the internet.

The Proposals have been carefully reviewed by the Board of Trustees of the Trust (the “Board”). The Board believes that the Proposals are in the best interests of the shareholders of each Fund. The Board recommends that you vote FOR the Proposals applicable to your Fund. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the Proxy Card(s)/voting instruction form(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by telephone or over the internet. Simply call the toll-free number or visit the website indicated on your Proxy Card(s)/voting instruction form(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds who execute proxies may revoke them at any time before they are voted by filing a

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written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call the Trust at 800-848-0920. You also may receive a telephone call from the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares. Thank you in advance for considering this issue and for promptly returning your Proxy Card(s)/voting instruction form(s).

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or over the internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

IMPORTANT SHAREHOLDER INFORMATION

The following is a brief overview of the proposals to be voted upon at the special meeting of shareholders of each of the NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, and Lazard NVIT Flexible Opportunistic Strategies Fund (each a “Fund” and collectively, the “Funds”) scheduled for April 7, 2017 (the “Meeting”) and the owners of variable life insurance policies or variable annuity contracts (“Variable Contracts”) entitled to give voting instructions to the shareholders of the Funds. Your vote is important. Please read the full text of the Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call Nationwide Variable Insurance Trust (the “Trust”) at 800-848-0920 (toll-free). We appreciate your decision to invest with the Trust and we look forward to helping you achieve your financial goals.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in the Funds through their Variable Contracts, and to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”). However, for federal income tax purposes, the Contract Owners are not shareholders of the Funds.

What proposal am I being asked to vote on?

You are being asked to consider and approve proposals (each a “Proposal” and collectively, the “Proposals”) to liquidate and dissolve each Fund of which you are a shareholder pursuant to a Plan of Liquidation and Dissolution (the “Plan”).

Why am I being asked to vote on the liquidation and dissolution at this time?

Based on the presentation and recommendation of Nationwide Fund Advisors, the investment adviser to each of the Funds, the Board at its December 7, 2016 meeting, approved the Plan with respect to each Fund and determined that the liquidation and dissolution of each Fund was in the best interest of each Fund and its respective shareholders. The Board recommends that the shareholders of each Fund vote to approve the liquidation and dissolution of such Fund pursuant to its respective Plan. The various factors that the Board considered in making this determination are described in this Proxy Statement. The attached proxy statement is designed to give you information relating to the Proposals on which you will be asked to consider and vote.

What will happen to my investment if the Proposals are approved?

The Plan will become effective on the date on which each Fund’s shareholders approve it. Each Fund is subject separately to its respective Proposal. If a Fund’s shareholders approve the Proposal, that Fund will cease regular business as a mutual fund, except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets on a pro rata basis to the Fund’s remaining shareholders as soon as practicable after the Plan is approved by shareholders (the “Liquidation Date”). The Liquidation Date is expected to occur on or around April 21, 2017. It also is expected that the liquidating distribution to each Fund’s shareholders will be made in cash. If you choose to do nothing and the shareholders of your Fund vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in a money market fund that is available in the Variable Contract. Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.

Will liquidating each Fund create tax consequences for shareholders?

For federal income tax purposes, the Contract Owners are not the shareholders of the Funds. Rather, Nationwide Life and its separate accounts are the shareholders. Provided that the Variable Contracts qualify to be treated as life insurance contracts or as annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, the liquidation will not be a taxable event for Contract Owners. Additionally, Nationwide Life and its separate accounts should not incur any adverse tax consequences due to each Fund’s liquidation because of the tax-favored status of these shareholders. You should, however, consult your financial or tax advisor for further information regarding the effect, if any, of your Fund’s liquidation in light of your own circumstances.

What actions can Contract Owners take with respect to their investment in a Fund?

Owners of variable annuity contracts and variable life policies issued by Nationwide Life who have contract/policy assets allocated to a sub-account investing in a Fund may, immediately and at any time before the Liquidation Date, transfer those assets into another investment option available through their contract or policy without impacting any transfer restrictions, including the number of transfers permitted, under the contract or policy. Please check your Variable Contract for fund options that are available to you. Transfers from sub-accounts investing in a Fund will not be subject to any redemption fees or sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the Variable Contracts. Contract Owners with assets allocated to sub-accounts of a Fund who do not exchange into another investment option before the Liquidation Date will have the value of their liquidation proceeds reinvested in a money market fund that is available in the Variable Contract. Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.

GENERAL INFORMATION

Has the Board approved the Proposal?

Yes. The Board unanimously approved the Proposals and recommends that you vote to approve the Proposal for each Fund of which you are a shareholder.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of each Fund that you own as of the regular close of business of the New York Stock Exchange on the record date. The record date is January 31, 2017.

How do I vote my shares?

You can vote your shares:

(1) by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2) over the internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for a Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card or voting instruction form, but do not specify a vote for a Proposal, your proxy will be voted FOR that Proposal. If you need any assistance, or have any questions regarding the Proposals or on how to vote your shares, please call the Trust at 800-848-0920 (toll-free).

How do I sign the Proxy Card/voting instruction form?

Please sign exactly as your name appears on the Proxy Card or voting instruction form. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

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How can I find more information on the Proposal?

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of a Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920. If you have any questions regarding the Proposals, please call the Trust at 800-848-0920.

PROXY STATEMENT

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

Lazard NVIT Flexible Opportunistic Strategies Fund

(each series of Nationwide Variable Insurance Trust)

TO BE HELD ON April 7, 2017

This Proxy Statement solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of each of NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund, and Lazard NVIT Flexible Opportunistic Strategies Fund (each a “Fund” and collectively, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”). The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on proposals (each a “Proposal” and collectively, the “Proposals”), as more fully described below. At the Meeting, shareholders of each Fund will separately be asked to approve or disapprove a Plan of Liquidation and Dissolution (the “Plan”) with respect to such Fund. If shareholders of a Fund vote to approve the Plan, all of the assets of that Fund will be liquidated and the Fund will be dissolved. No sales charges or redemption fees will be imposed upon the proceeds in connection with any liquidation that is implemented in connection with the Plan. The principal office of the Trust is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215. You can reach the offices of the Trust by telephone by calling 800-848-0920. The Proxy Statement also is available on the internet at www.nationwide.com/mutualfundsshareholdernews.

The Meeting will be held on April 7, 2017, at 10:00 A.M., Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about March 3, 2017.

This Proxy Statement is also being furnished by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) to owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life separate account invested in shares of the Funds.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in a Fund through their Variable Contracts as well as Nationwide Life.

PROPOSALS: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUNDS PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION

Nationwide Fund Advisors, the investment adviser to each of the Funds (the “Adviser”), submitted a proposal to the Board, for consideration at its meeting on December 7, 2016, to liquidate and dissolve each Fund, together with a copy of the Plan. The Plan would govern the liquidation of each Fund and the payment of its assets to the Fund’s shareholders on a pro rata basis, after satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses. The Board has unanimously approved the liquidation and dissolution of each Fund in accordance with the Plan, and is now seeking shareholder approval of the Plan at the Meeting, a copy of which is attached as Exhibit A to this Proxy Statement.

THE BOARD RECOMMENDS THAT

YOU VOTE TO APPROVE THE PROPOSAL APPLICABLE TO YOUR FUND

Reasons for the Liquidation

Each Fund commenced operations on April 30, 2014, as an investment option underlying certain “investment only” variable annuities issued by Nationwide Life. Such annuities typically do not include guaranteed living benefit riders. Due to the absence of living benefits guarantees, investment-only variable annuities often permit a greater degree of portfolio customization by providing for higher-risk investment strategies and asset classes. The NVIT Flexible Fixed Income Fund and NVIT Flexible Moderate Growth Fund are funds-of-funds that invest in a combination of affiliated and unaffiliated underlying mutual funds, each featuring a flexible strategy in which they allocate their assets among different asset classes in order to achieve their objectives under a variety of market conditions. Unlike other funds-of-funds that the Adviser manages, the NVIT Flexible Fixed Income Fund and NVIT Flexible Moderate Growth Fund are not managed to specific allocation targets, but contemplate periodic allocation changes and exposure to non-traditional asset classes and strategies. The Lazard NVIT Flexible Opportunistic Strategies Fund is a fund-of-funds that actively and tactically invests in exchange-traded funds (“ETFs”) that feature non-traditional asset classes and strategies with a lower correlation to global capital markets.

Currently, the size of each Fund’s assets is small. When each Fund commenced operations, Nationwide Mutual Insurance Company (“Nationwide Mutual”), the ultimate parent company of Nationwide Life and the Adviser, contributed initial “seed” capital in order to permit each Fund to invest effectively in accordance with its investment objective and strategies. As of September 30, 2016, the NVIT Flexible Fixed Income Fund, NVIT Flexible Moderate Growth Fund and Lazard NVIT

Flexible Opportunistic Strategies Fund had approximately $2.24 million, $5.81 million and $8.27 million, respectively, in assets, of which 46.12%, 18.61% and 63.78%, respectively, constituted seed capital contributed by Nationwide Mutual. In order to limit operating expenses, the Adviser currently waives all of the management fees to which it is entitled, and reimburses each Fund for additional operating expenses.

Although Nationwide Life has sought to expand its sales of investment-only annuities, most Nationwide Life annuity customers continue to purchase variable annuities featuring guaranteed living benefit riders. As a consequence, mutual funds that are not offered as investment options in connection with annuities featuring living benefit riders have somewhat more restricted distribution opportunities, and are less likely to experience the kind of asset growth that may be experienced by other mutual funds that are available as an investment for a broader range of Variable Contracts. In light of current Fund assets, combined with what the Adviser considers to be limited new distribution opportunities, the Adviser sees little meaningful opportunity for any of the Funds to grow its respective assets, and recommended that each Fund be liquidated. Contract Owners with variable account assets allocated to sub-accounts that invest in the Funds will have the opportunity to transfer, at their choice, immediately and at any time before the Liquidation Date (as defined below), into other investment options available through their Variable Contracts without restriction or fee, if applicable. Please check your Variable Contract for fund options that are available to you.

Based on the Adviser’s presentation and recommendation, the Board has determined that it is in the best interests of each Fund and its shareholders to liquidate and dissolve each Fund. On December 7, 2016, the Board, including all of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, unanimously approved the proposals to liquidate each Fund, and unanimously adopted resolutions approving the Plan as the method of liquidating and dissolving the Funds and directed that it be submitted to the shareholders of each Fund for consideration. Several factors, including those described below, influenced the Board’s determination that each of the Funds liquidated and dissolved.

The Board considered each Fund’s small asset size and the lack of sufficient prospects for growth in asset size and new shareholders as important factors in reaching its determination. The Board also determined that none of the Funds were available as an investment option for variable annuities with living benefits guarantees. The Board considered alternatives to liquidating and terminating each Fund, such as merging it into another series of the Trust. The Board concluded that, among all of the available alternatives presented to and considered by the Board, based on an evaluation of all the factors and conclusions noted above, the liquidation and dissolution of each Fund was in the best interests of each Fund’s shareholders.

Under the Plan, each Fund’s assets will be liquidated as soon as reasonably practicable after its effective date. After satisfactory resolution of any claims pending against each Fund and the payment of, or provision for, all of the Fund’s expenses, the Fund’s remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation (the “Liquidation Date”). As of the date of this Proxy Statement, there are no claims pending against any of the Funds. It is expected that the liquidating distribution to each Fund’s shareholders will be made in cash on the Liquidation Date. Under the Plan, the Adviser will bear all of the expenses incurred by the Funds in connection with this proxy solicitation, although each Fund will bear the costs of securities transactions conducted in liquidating that Fund’s portfolio to cash. If you choose to do nothing and the shareholders of your Fund vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in a money market fund that is available in the Variable Contract. Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that each of the Funds may be liquidated at the discretion of the Board upon prior written notice to that Fund’s shareholders. However, liquidating the Funds at the sole discretion of the Board presents a practical issue in this situation. Each Fund is specifically dedicated for use with variable insurance products, and their shares are held by one or more life insurance company separate accounts used in connection with Variable Contracts issued by Nationwide Life that are registered under the 1940 Act as unit investment trusts. Nationwide Life and the separate accounts have no legal authority to dispose of any liquidation proceeds they receive absent an order for substitution issued by the Securities and Exchange Commission (“SEC”). An application for substitution can take a lengthy and uncertain amount of time before an order is issued, possibly to the detriment of Fund shareholders. However, no order for substitution is required if each Fund’s shareholders separately approve the Plan. Therefore, the shareholders of each Fund are being asked to approve the Plan to reduce delay and potentially hasten implementation of the Plan. If shareholders of a Fund vote against a Proposal, that Fund will temporarily remain operational and the Trust will consider other options with respect to the Fund, including requesting that Nationwide Life consider filing an application for substitution with the SEC.

Shareholder Options

Shareholders of each Fund are free to redeem their shares without a redemption fee prior to the Liquidation Date. Provided that the Variable Contracts qualify to be treated as life insurance contracts or as annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, any redemption by Nationwide Life and its separate accounts will not be a taxable event for Contract Owners.

Owners of Variable Contracts issued by Nationwide Life who have assets allocated to sub-accounts investing in a Fund will be given the option of transferring immediately and at any time before the Liquidation Date into another investment option available through their Variable Contracts. Please check your Variable Contract for fund options that are available to you. Transfers from sub-accounts investing in a Fund will not be subject to any sub-account transfer restrictions or redemption fees and will not be subject to the limitations on sub-account transfers under the Variable Contracts. Alternatively, Contract Owners may choose to do nothing at this time. If you choose to do nothing and the shareholders of your Fund vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in a money market fund that is available in the Variable Contract. Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.

Regardless of which option a shareholder or Contract Owner chooses, Rule 12b-1 distribution fees will continue to accrue on shares of each Fund in the manner set forth in that Fund’s prospectus until the Liquidation Date.

Summary of the Plan of Liquidation and Dissolution

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Proposals, which is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

Effective Date of the Plan and Cessation of the Funds’ Activities as Investment Companies

The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. Each Fund will vote separately on its respective Proposal and approval of a Proposal for one Fund is not dependent on the approval of the Proposal for another Fund. On the Effective Date, each Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders of the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that each Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

Payments of Debts; Expenses of the Liquidation and Dissolution

As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust which relate to each Fund, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown. The Adviser will bear all the expenses arising from or incurred as a result of this proxy solicitation, except that Fund shareholders who do not transfer their assets into another investment option before the Liquidation Date will pay the costs of securities transactions conducted in liquidating their Fund’s portfolio to cash.

Liquidating Distribution

The liquidating distribution to each Fund’s shareholders will be made in cash on the Liquidation Date, which is expected to occur as soon as practicable after the Effective Date. On the Liquidation Date, the Trust shall distribute pro rata to each Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books. If the Trust is unable to make distributions to all of each Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Funds

The Board will have the authority to authorize such variations from or amendments of the provisions of the Plan at any time without shareholder approval, as may be necessary or appropriate to effect the liquidation of a Fund, the distribution of a Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration and By-Laws, and the winding up of the affairs of a Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of a Fund and its shareholders. In addition, the Board may abandon the Plan, without shareholder approval, if it determines that abandonment would be advisable and in the best interests of a Fund and its shareholders.

General Income Tax Consequences

For federal income tax purposes, the Contract Owners are not shareholders of the Funds. Rather, Nationwide Life and its separate accounts are the shareholders. Provided that the Variable Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or as annuity contracts under Section 72 of the Code, the liquidation will not be a taxable event for Contract Owners. This is because the Contract Owners are not taxed currently on income or gains realized under such Variable Contracts until such time that the Contract Owners draw on their Variable Contracts. Thus, the federal income tax considerations discussed below generally do not apply to Contract Owners.

The following discussion generally summarizes the material federal income tax consequences to the Funds and the U.S. shareholders of the Funds’ liquidation and dissolution pursuant to the Plan and is limited in scope. It is based on provisions of the Code, Treasury regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all as of the date of this Information Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. This discussion does not address the special considerations applicable to shareholders subject to special rules, such as shareholders who are retirement plans or insurance companies. The Funds have not sought an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) with respect to the consequences to them, or their shareholders, of their liquidation and dissolution. The statements below, therefore, are not binding on the IRS (or on the courts), and there can be no assurance that the IRS will concur with this summary or that the federal income tax consequences to any shareholder of receiving a liquidation distribution will be as set forth below. Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations. Shareholders thus should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign, and other tax consequences of the Funds’ liquidation.

As discussed above, pursuant to the Plan, the Funds will sell their investment securities and distribute cash to their shareholders. The Funds have continuously qualified, and expect to continue to qualify during the liquidation period, for treatment as regulated investment companies (as defined in section 851(a) of the Code) (“RIC”). The Funds therefore expect not to be taxed on any ordinary income they earn or any net capital gains they realize from the sale of their assets pursuant to their liquidation. Until they liquidate, the Funds will continue to make ordinary dividend distributions on a quarterly basis. In the unlikely event the Funds fail to continue to so qualify during the liquidation period, they would be subject to federal income tax on their taxable income and net realized gains without being able to deduct the distributions they make to their shareholders.

The liquidation distribution(s) a shareholder receives (other than a shareholder that is an “80% distributee” as defined below) should be treated as payment in exchange for the Funds’ shares held by the shareholder. As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidation distribution(s) he or she receives. If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year. The federal income tax treatment of a shareholder’s redemption of his or her entire interest in the Funds before their liquidation generally would be identical to that treatment described above.

Fund shareholders, all of whom are on the date the Plan is adopted, and continue to be at all times until receipt of liquidating distributions, the owners of 80% or more of the shares of the Funds by reason of being members of the same affiliated group of corporations within the meaning of Sections 332(b)(1) and 1504(a) of the Code (an “80% distributee”), will recognize no gain or loss upon the receipt of the liquidating distribution(s) pursuant to the Plan, except that such shareholders will be required to treat as a dividend from the Funds an amount equal to the dividends paid deduction allowable to the Funds by reason of such distribution(s) pursuant to Section 332(c) of the Code.

Prior to the complete liquidation of the Funds, the Funds may declare and pay, as part of a liquidation distribution or otherwise, a dividend to their shareholders of any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax. As a result, a portion of the liquidation distribution(s) a shareholder receives may be treated as a dividend, taxable as ordinary income, capital gains, or some combination of both, with the remainder of such distribution(s) treated as payment for the shareholder’s shares, as described above.

The Funds may be required to withhold 28% of any liquidation distribution or dividend otherwise payable to any shareholder who fails to provide their proper taxpayer identification number and certain required certifications (“backup withholding”). Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Powers of the Board

The Board and, subject to the direction of the Board, the officers of the Trust, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings. The Plan will not affect a shareholder’s right to redeem Fund shares prior to the Liquidation Date. Therefore, a shareholder of a Fund may redeem (up to the business day before the Liquidation Date), in accordance with the procedures for the relevant class of shares set forth in the Fund’s prospectus, without waiting for the Fund to take any action respecting its liquidation. Because Variable Contracts may have different provisions with respect to the timing and method of redemptions, Contract Owners should contact Nationwide Life directly for details concerning these transactions.

In the event that a large number of shareholders of a Fund redeem shares prior to that Fund’s liquidation and dissolution, that Fund’s liquidating distributions to remaining shareholders may be adversely affected as fixed costs of the Fund will be spread over a smaller asset base. Nationwide Mutual, which currently owns a substantial portion of each Fund’s shares, shall maintain all of its share ownership through the Liquidation Date in order to mitigate the impact to Contract Owners of any transaction costs that the Funds will bear due to the liquidation.

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of each Fund as of the close of business on January 31, 2017 (the “Record Date”) will be entitled to vote at the Meeting. The outstanding shares of the Funds entitled to vote as of the Record Date are set forth in the table below:

Fund	Number of Shares Outstanding
NVIT Flexible Fixed Income Fund	649,245.061
NVIT Flexible Moderate Growth Fund	255,116.307
Lazard NVIT Flexible Opportunistic Strategies Fund	814,985.329

What vote is necessary to approve the Plan?

Quorum. Each Fund will vote separately for its respective Proposal and approval of a Proposal for one Fund is not dependent on the approval of a Proposal for the other Funds. With respect to actions to be taken by the shareholders on the matters described in this Proxy Statement, the presence in person or by proxy of 40%

of the outstanding shares of each Fund entitled to vote on a Proposal (generally Nationwide Life) at the Meeting shall constitute a quorum for purposes of voting upon a Proposal at the Meeting. Abstentions and “broker non-votes” (as described below) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” a Proposal. Each Fund will vote separately on its respective Proposal and it is possible that none of the Funds, only one or two Funds, or all of the Funds vote to approve the Proposals.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. Nationwide Life, as the shareholder of record of all of each Fund’s shares, will vote shares attributable to Variable Contracts to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life just as any other shares for which Nationwide Life does not receive voting instructions.

Required Vote. Each Proposal must be approved by the affirmative vote of a majority of votes cast at the Meeting at which a quorum is present. Each Fund will vote separately for its respective Proposal and approval of a Proposal for one Fund is not dependent on the approval of a Proposal for the other Funds.

With respect to Nationwide Life separate accounts, Nationwide Life will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life is expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Funds alone would not be sufficient to approve the Proposals. Each share of each Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to each Fund’s shareholders and to Contract Owners.

Adjournment. If, in the unlikely event that quorum is not present at the Meeting, in person or by proxy, as described above, then a majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting may adjourn the Meeting. If a quorum is present but sufficient votes to approve the Proposals are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

What happens if shareholders of a Fund do not approve the Proposal?

If shareholders of a Fund vote against a Proposal, that Fund will temporarily remain operational and the Trust will consider other options with respect to the Fund, including requesting that Nationwide Life consider filing an application for substitution with the SEC.

How will the shareholder voting be handled?

Only shareholders of record of each Fund of as of close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposals are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “Adjournment.”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life from Contract Owners having contract values allocated to a sub-account of a Nationwide Life separate account invested in shares of the Funds.

How do I ensure my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card(s) or by going to the internet address provided on the Proxy Card(s)(or voting instruction form). Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the internet, please vote on a Proposal as it relates to a Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal(s) to which the proxy relates. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

May I revoke my proxy or voting instruction?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life at any time prior to the Meeting by: (i) submitting to Nationwide Life subsequently dated voting instructions; (ii) delivering to Nationwide Life a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the Proxy Card/voting instruction form. Contract Owners should contact Nationwide Life for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 800-848-6331.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Adviser and the Board.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Adviser as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Adviser and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders, or Contract Owners, as applicable, at an anticipated estimated cost of $4,432, including out-of-pocket expenses, which will be borne by the Adviser as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners may also receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposals?

The costs of the Proposals (excluding brokerage costs), including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Adviser, although each Fund will pay the costs of securities transactions conducted in liquidating that Fund’s portfolio to cash.

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Funds, or any class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

Fund and Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address
NVIT Flexible Moderate Growth Fund Class P	649,245.061	114,746.193	17.67%	Nationwide Mutual Insurance Company ATTN: Dean Hernandez 1 Nationwide Plaza Columbus OH 43215-2239
		534,498.868	82.33%	C/O IPO Portfolio Accounting Nationwide Life Insurance Company NWVA4 PO Box 182029 Columbus OH 43218-2029

Fund and Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address
NVIT Flexible Income Fund Class P	255,116.307	109,495.974	42.92%	Nationwide Mutual Insurance Company ATTN: Dean Hernandez 1 Nationwide Plaza Columbus OH 43215-2239
		145,620.333	57.08%	C/O IPO Portfolio Accounting Nationwide Life Insurance Company NWVA4 PO Box 182029 Columbus OH 43218-2029

Lazard NVIT Flexible Opportunistic Strategies Fund Class P	814,985.329	519,216.150	63.71%	Nationwide Mutual Insurance Company ATTN: Dean Hernandez 1 Nationwide Plaza Columbus OH 43215-2239
		295,769.179	36.29%	C/O IPO Portfolio Accounting Nationwide Life Insurance Company NWVA4 PO Box 182029 Columbus OH 43218-2029

MORE INFORMATION ABOUT THE TRUST

The Trust

The “Trust” is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Adviser

Nationwide Fund Advisors (“NFA”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215, manages the investment of the Funds’ assets and supervises the daily business affairs of each fund of the Trust. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

Administration, Transfer Agency and Fund Accounting Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM’s address is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

Distribution Services

Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Funds. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

EXHIBITS TO

PROXY STATEMENT

Exhibit
A.	Plan of Liquidation and Dissolution

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of each of the series listed on Appendix A (each such series, a “Fund” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), registered with the Securities and Exchange Commission (“SEC”) as an open-end management company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Second Amended and Restated Agreement and Declaration of Trust, and its Second Amended and Restated Bylaws, both amended and restated as of June 17, 2009 (“Organizational Documents”). All references in this Plan to action taken by the Funds shall be deemed to refer to action taken by the Trust on behalf of the Funds and such action may be taken with respect to each Fund individually.

WHEREAS, in light of the future prospects for the management, distribution and growth of the Funds, Nationwide Fund Advisors (“NFA”), the Funds’ adviser, has recommended that the Funds be liquidated and dissolved; and

WHEREAS, the Board of Trustees of the Trust (the “Board of Trustees”) has considered the impact on the Funds’ shareholders of the liquidation and dissolution of the Funds;

WHEREAS, the Board of Trustees has determined that the prompt liquidation and dissolution of the Funds is advisable and in the best interests of the shareholders of the Funds, and has considered and wishes to approve this Plan as the method of accomplishing such actions; and

WHEREAS, based on information provided by management, the Board has directed the proposal to liquidate and dissolve the Funds be submitted to the shareholders of the Funds at a meeting of shareholders and has authorized distribution of a proxy statement in connection with solicitation of proxies for such purpose;

NOW THEREFORE, the liquidation and dissolution shall be carried out in the manner set forth herein:

1. Notice of Liquidation. Written notice (“Notice”) to the Funds’ shareholders and other appropriate parties will be provided as soon as reasonably practicable following the Board of Trustees’ December 7, 2016 approval of the liquidation of the Funds notifying shareholders that the liquidation has been approved by the Board of Trustees, and that the Funds will be liquidating their assets and dissolving on or around April 21, 2017, or at such later date determined by NFA, but no later than December 31, 2017 (the “Liquidation Date”), if the shareholders of the Funds approve the Plan.

2. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at meeting of shareholders of the Funds called for the purpose of voting upon the Plan (the “Effective Date”). This Plan is intended to be a “plan of liquidation” for purposes of Section 331/332 of the Code.

3. Liquidation. Consistent with the provisions of this Plan, the Funds shall be liquidated as promptly as practicable in accordance with their Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331/332 of the Code (“Liquidation”).

4. Cessation of Business. On the Effective Date, the Funds shall cease regular business as series of an investment company and shall not engage in any business activities except for the purposes of winding up the Funds’ business and affairs, preserving the value of their assets, and distributing their assets to shareholders in the Funds in accordance with the provisions of this Plan after discharging or making reasonable provision for the Funds’ liabilities; provided, however, that the Funds may continue to carry on their activities as investment companies, as described in their current prospectuses and any supplements thereto, with regard to their existing shareholders and assets, until the final liquidating distribution to their shareholders is made. The Board of Trustees and the appropriate officers of the Funds may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

5. Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown.

6. Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, all of the Funds’ assets shall be converted into cash or cash equivalents or otherwise liquidated.

7. Liquidating Distribution. On the Liquidation Date, the Trust shall distribute pro rata to the Funds’ shareholders of record as of the close of business on the Liquidation Date all of the Funds’ then existing assets in complete and full cancelation and redemption of all the outstanding shares of the Funds, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Funds on the Funds’ books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Funds on the Funds’ books. If the Trust is unable to make distributions to all of the Funds’ shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Funds, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Funds’ remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Funds shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to their shareholders (A) all of the Funds’ investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of their current taxable year and ending on the Liquidation Date and (B) all of the Funds’ net capital gain recognized in their taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover). Alternatively, or in conjunction therewith, the Funds may, if eligible to do so pursuant to Section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Funds’ shareholders pursuant to Section 7.

9. Expenses in Connection with this Plan. NFA will bear all the expenses (except brokerage expenses) arising from or incurred as a result of the Liquidation, including the costs of any proxy solicitation, except that the Funds’ shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10. Powers of the Board of Trustees. The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Funds, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Filings. The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the Liquidation and/or dissolution of the Funds with the State of Delaware, the Internal Revenue Service (“IRS”), the SEC, or with any other authority. Without limiting the generality of the foregoing, the officers of the Funds are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of the Effective Date of this Plan. In addition, in accordance with the laws of the State of Delaware, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act.

12. Amendment of Plan. The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Funds, the distribution of the Funds’ net assets to their shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and a Funds’ Organizational Documents, and the winding up of the affairs of the Funds, if the Board of Trustees determines that such action would be advisable and in the best interests of the Funds and their shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Funds and their shareholders.

Notice is given that the obligations of the Funds under this Plan are not binding on any of the Trustees, shareholders, officers, agents or employees of the Funds or Trust personally or on any other series of the Trust, but bind only the trust property of the Funds.

Adopted by the Board of Trustees on December 7, 2016.

Appendix A

Lazard NVIT Flexible Opportunistic Strategies Fund

NVIT Flexible Fixed Income Fund

NVIT Flexible Moderate Growth Fund

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E17998-S55450	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				For	Against	Abstain

•   To approve the liquidation of the assets and dissolution of the NVIT Flexible Fixed Income Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

				☐	☐	☐

• To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

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E17999-S55450

Nationwide Variable Insurance Trust

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Allan J. Oster, Eric E. Miller, and Katherine D. Gibson, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of the Nationwide Variable Insurance Trust (the “Trust”), as indicated on the reverse, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 10 West Nationwide Boulevard, Columbus, OH 43215, on Friday, April 7, 2017, at 10:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

V3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18000-S55450	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				For	Against	Abstain

•   To approve the liquidation of the assets and dissolution of the NVIT Flexible Moderate Growth Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

				☐	☐	☐

• To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

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E18001-S55450

Nationwide Variable Insurance Trust

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Allan J. Oster, Eric E. Miller, and Katherine D. Gibson, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of the Nationwide Variable Insurance Trust (the “Trust”), as indicated on the reverse, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 10 West Nationwide Boulevard, Columbus, OH 43215, on Friday, April 7, 2017, at 10:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

V3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18002-S55450	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				For	Against	Abstain

•   To approve the liquidation of the assets and dissolution of the Lazard NVIT Flexible Opportunistic Strategies Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

				☐	☐	☐

• To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E18003-S55450

Nationwide Variable Insurance Trust

SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Allan J. Oster, Eric E. Miller, and Katherine D. Gibson, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of the Nationwide Variable Insurance Trust (the “Trust”), as indicated on the reverse, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 10 West Nationwide Boulevard, Columbus, OH 43215, on Friday, April 7, 2017, at 10:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

V3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate box on the voting instruction card below.

3)   Sign and date the voting instruction card.

4)   Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18008-Z69325	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				For	Against	Abstain

1. To approve the liquidation of the assets and dissolution of the NVIT Flexible Fixed Income Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

				☐	☐	☐

2. To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED, THE VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E18009-Z69325

NATIONWIDE VARIABLE INSURANCE TRUST

VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 7, 2017

The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 7, 2017 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account, or the Company will not vote all shares attributable to your account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

V3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate box on the voting instruction card below.

3)   Sign and date the voting instruction card.

4)   Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18010-Z69325	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				For	Against	Abstain

1. To approve the liquidation of the assets and dissolution of the NVIT Flexible Moderate Growth Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

				☐	☐	☐

2. To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED, THE VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E18011-Z69325

NATIONWIDE VARIABLE INSURANCE TRUST

VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 7, 2017

The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 7, 2017 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account, or the Company will not vote all shares attributable to your account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

V3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate box on the voting instruction card below.

3)   Sign and date the voting instruction card.

4)   Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18012-Z69325	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:				For	Against	Abstain

1. To approve the liquidation of the assets and dissolution of the Lazard NVIT Flexible Opportunistic Strategies Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

				☐	☐	☐

2. To vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED, THE VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E18013-Z69325

NATIONWIDE VARIABLE INSURANCE TRUST

VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 7, 2017

The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 7, 2017 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account, or the Company will not vote all shares attributable to your account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

V3